Exhibit 10.18

SUBSCRIPTION AGREEMENT

OF

NOBLE ENVIRONMENTAL POWER, LLC

This Subscription Agreement (the “Subscription Agreement”) dated as of the 29th day of February, 2008 is made by and among Noble Environmental Power, LLC, a Delaware limited liability company (the “Company”), and the undersigned (“Investor”).

WHEREAS, pursuant to the terms and conditions of this Subscription Agreement, the Company desires to sell to the Investor and the Investor desires to purchase from the Company, the number of Incentive Units and Performance Units, at a price of $0.10 per Incentive Unit and $0.10 per Performance Unit, set forth opposite the Investor’s name on the attached Schedule A.

In consideration of the Company’s issuance of the Incentive Units and Performance Units in the Company to the Investor, upon the terms and conditions set forth herein, the Investor hereby agrees and represents as follows:

Section 1.  Subscription.

(a)       The Investor hereby subscribes for and agrees to purchase the number of Incentive Units and Performance Units, at a price of $0.10 per Incentive Unit and $0.10 per Performance Unit, set forth opposite the Investor’s name on the attached Exhibit A (the “Membership Interest”).

(b)       The Investor shall pay for the Membership Interest purchased by certified check to the Company on the date hereof.

(c)       The Investor acknowledges that the Investor will not be deemed a Member with respect to the Membership Interest subscribed for by the Investor herein until the Company accepts this Subscription Agreement and that the Company reserves the right to accept or reject this Subscription Agreement. Upon the Company’s acceptance of this Subscription Agreement, the Investor will become a Member with respect to the Membership Interest subscribed for by the Investor herein and shall have the rights and obligations as contained in the Second Amended and Restated Limited Liability Company Operating Agreement of the Company dated December 21, 2007, as amended from time to time (the “Operating Agreement”) and the Amended and Restated Members’ Agreement of the Company dated December 21, 2007, as amended from time to time (the “Members’ Agreement”) with respect to the Membership Interest subscribed for by the Investor herein.

(d)       The Investor hereby adopts, accepts and agrees to be bound by all the terms and conditions of the Operating Agreement and the Members’ Agreement and to perform all obligations therein imposed upon a Member with respect to the Membership Interest subscribed for by the Investor herein.

Section 2.  Representations, Warranties and Covenants. The Investor makes the following representations, warranties and covenants with the intent that the same may be relied upon in determining the Investor’s suitability to become a Member of the Company with respect to the Membership Interest subscribed for by the Investor herein and with the understanding that the availability of exemptions from registration of the offering may depend upon the accuracy of such representations and warranties. The Investor represents, warrants and covenants to the Company as follows:

(a)       Knowledge of Terms and Conditions. The Investor and the Investor’s attorneys, accountants and advisors have had a reasonable opportunity to ask questions of and receive answers from the Company (or a person or persons acting on behalf of the Company) concerning the terms and conditions of the offering of the Membership Interest and to obtain information (to the extent possessed or obtainable by the Company without unreasonable effort or expense) necessary to evaluate the merits of the investment. All such questions have been answered to the full satisfaction of the Investor. The Investor acknowledges that no oral representations have been made or information furnished to the Investor or the Investor’s attorneys, accountants or advisors in connection with the offering of the Membership Interests that is in any way inconsistent with this Subscription Agreement.

(b)       Risk Factors. The Investor understands that an investment in the Company involves significant risks. The Investor has taken full cognizance of and understands all of the risks related to a subscription to purchase the Membership Interest.

(c)       Not a Registered Offering. The Investor understands that, in reliance upon the Investor’s representations, warranties and covenants, neither the offering nor the sale of the Membership Interest has been registered under the Securities Act of 1933, as amended (the “Act”) or any applicable state securities laws, and are being offered and sold pursuant to limited exemptions provided in Section 3(b) and/or Section 4(2) of the Act and all applicable state securities laws. The Investor understands that no governmental agency has recommended or endorsed the Membership Interest or made any finding or determination relating to the adequacy or accuracy of the fairness for investment of the Membership Interest. The Investor was not offered or sold the Membership Interest, directly or indirectly, by means of any form of general solicitation or general advertising, including, without limitation, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(d)       Accredited Investor. The Investor is either an “Accredited Investor” within the meaning of Regulation D promulgated under the Act or possesses sophistication, knowledge and experience in financial matters. In making this representation and warranty, the Investor acknowledges that he has received and carefully reviewed the definition of Accredited Investor (as used in Regulation D), which is attached hereto as Schedule B and incorporated herein by this reference.

(e)       Sophisticated Investor. The Investor expressly represents that: (i) the Investor has such knowledge and experience in financial and business matters in general, and in investments of the type of an investment in the Company in particular, that the Investor is capable of evaluating the merits and risks of the prospective investment; (ii) the Investor’s financial condition is such that the Investor has no need for liquidity with respect to the

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Investor’s investment in the Company to satisfy any existing or contemplated undertaking or indebtedness; (iii) the Investor is able to bear the economic risk of the Investor’s investment in the Company for an indefinite period of time, including the risk of losing all of the Investor’s investment; (iv) the Investor has no need for a current cash return with respect to the Investor’s investment in the Company; and (v) by reason of the Investor’s knowledge and experience in business and financial matters, the Investor has acquired the capacity to protect his own interest in investments of this nature and is capable of evaluating the risks, merits and other facets of this investment.

(f)        Purchase for Investment. The Membership Interest is being purchased solely for the Investor’s own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Membership Interest.

(g)       Restrictions on Transfer. The Investor understands and agrees that because the offer and sale of the Membership Interest subscribed for have not been registered under federal or state securities laws, the Membership Interest acquired may not at any time be sold or otherwise disposed of by the Investor unless it is registered under the Act or there is applicable to such sale or other disposition one of the limited exemptions from registration set forth in the Act, the rules and regulations of the Securities and Exchange Commission thereunder, and under applicable state law. The Investor further understands that the Company has no obligation or present intention to register the Membership Interest or to permit its sale other than in strict compliance with the Act, the Securities and Exchange Commission rules and regulations thereunder and under applicable state law. The Investor understands that he may not be able to sell or dispose of the Membership Interest and that there will be no public market for such Membership Interest.

(h)       Tax Consequences of Investment. The Investor understands that the tax consequences of an investment in the Membership Interest depends upon the individual circumstances of the owner of such Membership Interest. The Investor further understands that there can be no assurance that the Internal Revenue Code of 1986, as amended, or the Treasury Regulations promulgated thereunder will not be amended or applied in such a manner as to deprive the Investor of some or all of the tax benefits which the Investor might otherwise expect to receive from investment in the Company.

(i)        Residence. The Investor, if an individual, is a bona fide resident of the state set forth in the address under his or her name on Schedule A.

(j)        Representations, Warranties and Covenants. All of the representations, warranties and covenants set forth in this Section 2 and as set forth in the Operating Agreement are true, accurate and complete as of the date hereof and shall be true, accurate and complete as of the date of the acceptance hereof by the Company. If in any respect the representations, warranties and covenants shall not be true, complete and accurate prior thereto, the Investor will give written notice of that fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

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Section 3.  Indemnification. The Investor shall indemnify, defend and hold harmless the Company and its officers, employees, managers, members and agents from and against all damages, losses, liabilities, costs and expenses (including, without limitation, reasonable attorneys’ fees) which they may incur by reason of the failure of the Investor to fulfill any of the terms or conditions of this Subscription Agreement, by reason of any misrepresentation made by the Investor or by reason of any breach of any representation or warranty made by the Investor herein.

Section 4.  Nontransferability. The Investor may not transfer or assign this Subscription Agreement or any of the Investor’s interest herein. Any transfer or assignment of the Membership Interest acquired pursuant hereto shall be made only in accordance with all applicable laws and the Operating Agreement and Members’ Agreement.

Section 5.  Irrevocability; Binding on Successors and Assigns. The Investor may not cancel, terminate or revoke this Subscription Agreement or any agreement made by it hereunder. This Subscription Agreement shall survive the bankruptcy or dissolution of the Investor and shall be binding upon the Investor’s successors and assigns. The Investor further acknowledges and agrees that the Company may, in its sole discretion and for any reason whatsoever, reject the Investor’s subscription to purchase the Membership Interest pursuant to the terms of this Subscription Agreement.

Section 6.  Entire Agreement. This Subscription Agreement, the Operating Agreement and the Members’ Agreement, including all exhibits thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof. This Subscription Agreement may be amended only by a writing executed by the parties hereto.

Section 7.  Governing Law. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware without regard to conflict of law principle.

Section 8.  Counterparts. This Subscription Agreement may be executed in any number of original or facsimile counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 9.  Expenses. Notwithstanding Section 35 of the Operating Agreement or Section 2.9 of the Members’ Agreement, the Investor shall be responsible for all of his or her expenses including any fees, disbursements and other charges of counsel, incurred in connection with the preparation, execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby.

Section 10.  Consent of Spouses. If requested by the Company, the Investor shall cause his or her spouse to execute and deliver a separate consent and agreement substantially in the form attached as Schedule C hereto (a “Spousal Consent”). The signature of a spouse on a Spousal Consent shall not be construed as making such spouse a Member of the Company or a party to this Subscription Agreement, the Members’ Agreement or the Operating Agreement except as may otherwise be set forth in such consent. Each Member who is an individual will certify his or her marital status to the Company at the Company’s request.

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Section 11.  Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Subscription Agreement and the consummation of the transactions contemplated hereby.

[SIGNATURE PAGE TO FOLLOW]

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The undersigned has executed this Subscription Agreement as of the date first set forth above.

/s/ Christopher Lowe
Christopher Lowe

SUBSCRIPTION AGREEMENT ACCEPTED AND APPROVED:

NOBLE ENVIRONMENTAL POWER, LLC

By:	/s/ Charles C. Hinckley
Charles C. Hinckley
Chief Executive Officer and Manager

[SIGNATURE PAGE — SUBSCRIPTION AGREEMENT]

SCHEDULE A

to Subscription Agreement

Schedule of Membership Interests Purchased by the Investor

Name	Number of Series A Incentive Units	Capital Contribution for Series A Incentive Units	Number of Series A Performance Units	Capital Contribution for Series A Performance Units	Total Capital Contribution for Units Purchased
Christopher Lowe	10,775	$1,077.50	8,725	$872.50	$1,950.00

Address:

666 Greenwich Street, #521
New York, NY 10014

Telephone: 212 647 9875
Facsimile: 212 647 9875

A-1

SCHEDULE B

Definition of Accredited Investor

An accredited investor means any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)         Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)         Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

(3)         Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Membership Interest offered, with total assets in excess of $5,000,000;

(4)         Any director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company;

(5)         Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)         Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)         Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Membership Interest offered, whose purchase is directed by a sophisticated person as described in 17 C.F.R. § 230.506(b)(2)(ii) and

(8)         Any entity in which all of the equity owners are accredited investors.

SCHEDULE C

SPOUSAL CONSENT

(attached hereto)

SPOUSAL CONSENT

Dated February 24, 2008

Reference is hereby made to (a) the Amended and Restated Members’ Agreement, dated December 21, 2007 (as amended from time to time, the “Members’ Agreement”), among Noble Environmental Power, LLC, a Delaware limited liability company (the “Company”) and the Unitholders identified therein and (b) the Second Amended and Restated Limited Liability Company Operating Agreement, dated December 21, 2007, among the Company and the parties signatory thereto (as amended from time to time, the “Operating Agreement”). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Members’ Agreement.

This Spousal Consent is being delivered pursuant to Section 4.10 of the Member’s Agreement and Section 31 of the Operating Agreement, copies of which have been made available to the undersigned (“Spouse”). Spouse, as the spouse of Christopher Lowe (the “Relevant Member”), consents to all of the provisions of the Operating Agreement and the Members’ Agreement and to the extent that Spouse may lawfully do so, Spouse confirms that the Relevant Member may act alone with respect to all matters in connection with the Operating Agreement and the Members’ Agreement. Spouse also confirms that the Relevant Member may enter into agreements pursuant to the Operating Agreement and the Members’ Agreement and consent to and execute amendments thereof, without further signature or consent of, or notice to, Spouse. Spouse further agrees that he /she will not take any action to oppose or otherwise hinder the operation of the provisions of the Operating Agreement and the Members’ Agreement.

To the extent of any property interest that Spouse may have in the Units of the Company held by the Relevant Member, Spouse consents to be bound by the terms of the Operating Agreement and the Members’ Agreement, including, without limitation, restrictions on transfer and obligations to sell set forth therein.

/s/ Bonnie S. Datt
Name of Spouse: